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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)        SEPTEMBER 20, 2002

                          PROTECTIVE LIFE CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                 1-12332                   95-2492236
(State of other jurisdiction      (Commission               (IRS Employer
       of incorporation)          File Number            Identification No.)

        2801 HIGHWAY 280 SOUTH, BIRMINGHAM, ALABAMA                35223
          (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code (205) 879-9230


                                      N/A
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

         On September 20, 2002, Protective Life Corporation ("Protective") and PLC Capital Trust IV ("Trust IV"), entered into a purchase agreement (the "Purchase Agreement") with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner
& Smith Incorporated, A.G. Edwards & Sons, Inc., Morgan Stanley & Co. Incorporated, Wachovia Securities, Inc., Morgan Keegan & Company, Inc. and SunTrust Capital Markets, Inc., as Representatives of the Underwriters named in the Purchase Agreement, for the sale of 4,000,000 7.25% Trust Preferred Securities (Liquidation Amount $25 per Trust Preferred Security) of Trust IV. Pursuant to the Purchase Agreement, Protective and Trust IV also granted the Underwriters an option to purchase up to an additional 600,000 Trust
Preferred Securities to cover overallotments. The Trust Preferred Securities are a portion of the $500 million of securities that were registered by Protective and Trust IV pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, as amended, which registration statement was declared effective on July 13, 1999 (File No. 333-80769 (the "Registration Statement")).

         A copy of the Purchase Agreement is filed as Exhibit 1.1 to this Form 8-K. The consent of Debevoise & Plimpton, tax counsel to Protective and Trust IV, to the filing of the opinion set forth in full under the caption "United States Federal Income Tax Consequences" in the Prospectus Supplement dated September 20, 2002, to the Prospectus dated July 13, 1999, included in the Registration Statement and the reference to such firm in such Prospectus Supplement is filed as Exhibit 8.1 to this Form 8-K. Copies of the instruments defining the rights of the holders of the Trust Preferred Securities are filed as Exhibits 4.1 through 4.5 to this Form 8-K. A Statement of Eligibility of the Trustee, Wilmington Trust, to be qualified under the Trust Indenture Act of 1939 is filed as Exhibit 25.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

(c)      EXHIBITS

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

EXHIBIT
NUMBER                                      DESCRIPTION
   1.1 Purchase Agreement dated September 20, 2002, between the Protective Life Corporation and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons, Inc., Morgan Stanley & Co. Incorporated, Wachovia Securities, Inc., Morgan Keegan & Company, Inc. and SunTrust Capital Markets, Inc., as Representatives of the Underwriters named in the Purchase Agreement.

   4.1 Certificate of Trust of PLC Capital Trust IV, dated July 1, 1997 (incorporated herein by reference to Exhibit 4(ff) to Protective's Registration Statement on Form S-3 filed on July 8, 1997 (File No. 333-30965)).

   4.2 Amended and Restated Declaration of Trust of PLC Capital Trust IV, dated September 25, 2002.

   4.3 Supplemental Indenture No. 6 to the Subordinated Debenture, dated September 25, 2002, between Protective Life Corporation and The Bank of New York (as successor to AmSouth Bank), as Trustee defining the rights of the 7-1/4% Subordinated Debentures due 2032, Series E.

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   4.4      Preferred Securities Guarantee Agreement, dated September 25, 2002, between Protective Life Corporation, as Guarantor, and Wilmington Trust Company, as Guarantee Trustee.

   4.5 Common Securities Guarantee Agreement, dated September 25, 2002, between Protective Life Corporation, as Guarantor, and Wilmington Trust Company, as Guarantee Trustee.

   8.1      Tax Opinion of Debevoise & Plimpton.


  25.1      Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Wilmington Trust Company as Trustee under the Amended and Restated Declaration of Trust of PLC Capital Trust IV.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:    September 25, 2002

                                        PROTECTIVE LIFE CORPORATION

                                        By:           *
                                           -------------------------------------
                                            Jerry W. DeFoor
                                            Vice President and Controller

*By:      /s/ Nancy Kane
     --------------------------
         Nancy Kane
         Attorney in Fact
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                                  EXHIBIT INDEX

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

EXHIBIT
NUMBER                                  DESCRIPTION
   1.1 Purchase Agreement dated September 20, 2002, between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons, Inc., Morgan Stanley & Co. Incorporated, Wachovia Securities, Inc., Morgan Keegan & Company, Inc. and SunTrust Capital Markets, Inc., as Representatives of the Underwriters named in the Purchase Agreement.

   4.1 Certificate of Trust of PLC Capital Trust IV, dated July 1, 1997 (incorporated herein by reference to Exhibit 4(ff) to Protective's Registration Statement on Form S-3 filed on July 8, 1997 (File No. 333-30965)).

   4.2 Amended and Restated Declaration of Trust of Protective Life Corporation Capital Trust IV, dated September 25, 2002.

   4.3 Supplemental Indenture No. 6 to the Subordinated Debenture, dated September 25, 2002, between Protective Life Corporation and The Bank of New York (as successor to AmSouth Bank), as Trustee defining the rights of the 7-1/4% Subordinated Debentures due 2032, Series E.

   4.4 Preferred Securities Guarantee Agreement, dated September 25, 2002, between Protective Life Corporation, as Guarantor, and Wilmington Trust Company, as Guarantee Trustee.

   4.5 Common Securities Guarantee Agreement, dated September 25, 2002, between Protective Life Corporation, as Guarantor, and Wilmington Trust Company, as Guarantee Trustee.

   8.1      Tax Opinion of Debevoise & Plimpton.


  25.1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Wilmington Trust Company as Trustee under the Amended and Restated Declaration of Trust of PLC Capital Trust IV.
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